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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
        Date of Report (Date of earliest event reported): April 28, 2005

                         California Pizza Kitchen, Inc.

             (Exact name of registrant as specified in its charter)


         Delaware                     000-31149                   95-4040623
--------------------------------     ------------            -------------------
(State or other jurisdiction of      (Commission                (IRS Employer
incorporation)                       File Number)            Identification No.)


6053 West Century Boulevard, 11th Floor
Los Angeles, California                                 90045-6438
---------------------------------------                 ----------
(Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (310) 342-5000

                        Not Applicable
--------------------------------------------------------------
(Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 2 - Financial Information

Item 2.02         Results of Operations and Financial Condition.

The Annual Report on Form 10-K filed by California Pizza Kitchen, Inc. (the "Company") on April 4, 2005 included a restatement of previously released financial information for fiscal years ended December 28, 2003 and December 29, 2002. As more fully discussed in Note 3 to Notes to Consolidated Financial Statements included in Item 8 of the Form 10-K, the restatement corrects the Company's historical accounting for operating leases. Note 14, entitled "Quarterly Financial Data," of Notes to Consolidated Financial Statements included in Item 8 of the Form 10-K disclosed summarized unaudited restated quarterly financial data for quarters ended March 28, 2004, June 27, 2004, September 26, 2004, March 30, 2003, June 29, 2003, September 28, 2003 and
December 28, 2003.

The following table reflects the effects of the restatements on the Consolidated Statements of Income for the 2003 and 2004 quarterly periods. However, restated amounts for loss on impairment of property and equipment and restaurant closures for the quarters ended September 28, 2003 and December 28, 2003 (in thousands, except per share data) were incorrectly categorized on Form 10-K in the fourth quarter instead of the third quarter as reflected below. Full year results remain unchanged.

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






                                                            Quarter Ended 3/28/04            Quarter Ended 6/27/04
                                                       -------------------------------- --------------------------------
                                                           As                               As
                                                       previously                       previously
Selected Statement of Income Data:                      reported  Adjustments    As      reported  Adjustments    As
                                                                               restated                         restated
------------------------------------------------------ ---------- ----------- --------- ---------- ----------- ---------
Direct operating and occupancy                           $20,926     $(1,171)  $19,755    $21,416     $(1,184)  $20,232
Depreciation and amortization                              4,612         852     5,464      4,702         852     5,554
Pre-opening costs                                             64           -        64          -           -         -
Loss on impairment of property and equipment and
 restaurant closures                                           -           -         -          -           -         -
Income before income tax provision                         5,915         319     6,234      7,566         332     7,898
Income tax provision (benefit)                             1,894         124     2,018      2,372         129     2,501
Net income                                                 4,021         195     4,216      5,194         203     5,397
Net income per common shares - diluted                     $0.21       $0.01     $0.22      $0.27       $0.01     $0.28


                                                            Quarter Ended 9/26/04
                                                       --------------------------------
                                                           As
                                                       previously
Selected Statement of Income Data:                      reported  Adjustments    As
                                                                               restated
------------------------------------------------------ ---------- ----------- ---------
Direct operating and occupancy                           $22,391     $(1,216)  $21,175
Depreciation and amortization                              5,817         860     6,677
Pre-opening costs                                            200          22       222
Loss on impairment of property and equipment and
 restaurant closures                                           -           -         -
Income before income tax provision                         2,623         334     2,957
Income tax provision (benefit)                               337         129       466
Net income                                                 2,286         205     2,491
Net income per common shares - diluted                     $0.12       $0.01     $0.13

                                                            Quarter Ended 3/30/03            Quarter Ended 6/29/03
                                                       -------------------------------- --------------------------------
                                                           As                               As
                                                       previously                       previously
Selected Statement of Income Data:                      reported  Adjustments    As      reported  Adjustments    As
                                                                               restated                         restated
------------------------------------------------------ ---------- ----------- --------- ---------- ----------- ---------
Direct operating and occupancy                           $16,651       $(843)  $15,808    $17,943       $(911)  $17,032
Depreciation and amortization                              4,195         678     4,873      4,370         739     5,109
Pre-opening costs                                            720          12       732      1,065          53     1,118
Loss on impairment of property and equipment and
 restaurant closures                                           -           -         -          -           -         -
Income before income tax provision                         6,054         153     6,207      6,507         119     6,626
Income tax provision (benefit)                             2,061          59     2,120      2,112          46     2,158
Net income                                                 3,993          94     4,087      4,395          73     4,468
Net income per common shares - diluted                     $0.21       $0.00     $0.21      $0.23       $0.00     $0.23


                                                            Quarter Ended 9/28/03            Quarter Ended 12/28/03
                                                       -------------------------------- --------------------------------
                                                           As                               As
                                                       previously                       previously
Selected Statement of Income Data:                      reported  Adjustments    As      reported  Adjustments    As
                                                                               restated                         restated
------------------------------------------------------ ---------- ----------- --------- ---------- ----------- ---------
Direct operating and occupancy                           $19,268       $(939)  $18,329    $20,084       $(983)  $19,101
Depreciation and amortization                              4,522         837     5,359      4,491         882     5,373
Pre-opening costs                                          1,264          38     1,302        970          25       995
Loss on impairment of property and equipment and
 restaurant closures                                      12,979       4,136    17,115      1,746         123     1,869
Income before income tax provision                        (7,279)     (4,072)  (11,351)     4,087         (47)    4,040
Income tax provision (benefit)                            (2,433)     (1,580)   (4,013)      (329)        (18)     (347)
Net income                                                (4,846)     (2,492)   (7,338)     4,414         (29)    4,385
Net income per common shares - diluted                    $(0.26)     $(0.13)   $(0.39)     $0.23      $(0.00)    $0.23



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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 28, 2005          California Pizza Kitchen, Inc.
                        a Delaware corporation


                        By:      /s/ Larry S. Flax
                                 -----------------------------------------------
                                 Larry S. Flax
                                 Co-Chief Executive Officer, Co-President and
                                 Co-Chairman
                                 of the Board


                        By:      /s/ Richard L. Rosenfield
                                 -----------------------------------------------
                                 Richard L. Rosenfield
                                 Co-Chief Executive Officer, Co-President and
                                 Co-Chairman
                                 of the Board